                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K



                                 Current Report
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                                  June 30, 1998
                ------------------------------------------------
                Date of Report (Date of Earliest Event Reported)



                                EQUITY INNS, INC.
             (Exact Name of Registrant as Specified in Its Charter)


        Tennessee                       0-23290                  62-1550848
----------------------------      ---------------------      -------------------
(State or Other Jurisdiction      (Commission File No.)       (I.R.S. Employer
     of Incorporation)                                       Identification No.)


                                 4735 Spottswood
                                    Suite 102
                            Memphis, Tennessee 38117
               ---------------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)


                                 (901) 761-9651
              ----------------------------------------------------
              (Registrant's Telephone Number, Including Area Code)




                                       N/A
          -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

ITEM 5.  OTHER EVENTS.

Current Percentage Lease Formulas for the Company's Hotels

         Equity Inns, Inc. (the "Company") currently owns 104 hotels (the "Hotels"). The Company, through its ownership interest in Equity Inns Partnership, L.P., leases 82 of the Hotels to subsidiaries of Interstate Hotels Company ("Interstate") and its 19 AmeriSuites brand Hotels to a subsidiary of Prime Hospitality Corp., pursuant to percentage lease agreements ("Percentage Leases") that provide for annual rent equal to the greater of (i) a fixed annual base rent ("Base Rent") or (ii) percentage rent based on the revenues of the hotels ("Percentage Rent"). Base Rent and the revenue threshold amounts for Percentage Rent generally adjust annually based on changes in the Consumer Price Index ("CPI"). The remaining three Hotels are operated pursuant to management agreements, two by Interstate and one by CapStar Hotel Co. On June 2, 1998, Interstate was acquired by Patriot American Hospitality, Inc.

         The  following  sets forth,  as of June 30,  1998,  (i) the annual Base
Rent, (ii) the annual Percentage Rent formula, and (ii) the date of the Percentage Lease for each Hotel subject to a Percentage Lease, including any and all adjustments to date for changes in the CPI.

                        Annual         Annual Percentage
   Hotel               Base Rent          Rent Formula            Date of Lease
   -----               ---------    -------------------------     -------------

Hampton Inn            $975,607     32% of room revenue up to     Mar. 2, 1994
Albany, New York                    $1,898,935, plus 70% of
                                    room revenue in excess of
                                    $1,898,935

Hampton Inn            $502,912     30% of room revenue up to     Mar. 2, 1994
College Station,                    $1,237,020, plus 68% of
Texas                               room revenue in excess of
                                    $1,237,020

Hampton Inn            $499,252     30% of room revenue up to     Mar. 2, 1994
Columbus, Georgia                   $1,057,979, plus 68% of
                                    room revenue in excess of
                                    $1,057,979

Hampton Inn            $489,451     30% of room revenue up to     Mar. 2, 1994
Louisville, Kentucky                $1,166,489, plus 70% of
                                    room revenue in excess of
                                    $1,166,489

Hampton Inn            $478,712     31% of room revenue up to     Mar. 2, 1994
Cleveland, Ohio                     $1,003,723, plus 68% of
                                    room revenue in excess of
                                    $1,003,723

Hampton Inn            $431,081     30% of room revenue up to     Mar. 2, 1994
Sarasota, Florida                   $1,193,816, plus 70% of
                                    room revenue in excess of
                                    $1,193,816

                        Annual         Annual Percentage
   Hotel               Base Rent          Rent Formula            Date of Lease
   -----               ---------    -------------------------     -------------

Hampton Inn            $390,300     30% of room revenue up to     Mar. 2, 1994
Fort Worth, Texas                   $1,356,382, plus 69% of
                                    room revenue in excess of
                                    $1,356,382

Hampton Inn            $314,084     22% of room revenue up to     Mar. 2, 1994
Little Rock, Arkansas               $1,085,106, plus 68% of
                                    room revenue in excess of
                                    $1,085,106

Hampton Inn            $553,740     27% of room revenue up to     Apr. 21, 1994
Ann Arbor, Michigan                 $1,472,489, plus 68% of
                                    room revenue in excess of
                                    $1,472,489

Comfort Inn            $236,517     29% of room revenue up to     June 1, 1994
Enterprise, Alabama                 $678,192, plus 70% of room
                                    revenue in excess of
                                    $678,192

Hampton Inn            $390,087     30% of room revenue up to     June 7, 1994
Gurnee, Illinois                    $1,446,446, plus 69% of
                                    room revenue in excess of
                                    $1,446,446

Hampton Inn            $557,047     28% of room revenue up to     June 14, 1994
Traverse City,                      $1,148,042, plus 69% of
Michigan                            room revenue in excess of
                                    $1,148,042

Hampton Inn            $600,452     30% of room revenue up to     July 15, 1994
Arlington, Texas                    $1,508,297, plus 69% of
                                    room revenue in excess of
                                    $1,508,297

Residence Inn          $826,787     27% of room revenue up to     Sept. 12, 1994
Eagan, Minnesota                    $1,254,383, plus 65% of
                                    room revenue in excess of
                                    $1,254,383

Residence Inn          $730,375     27% of room revenue up to     Sept. 12, 1994
Tinton Falls,                       $1,362,893, plus 65% of
New Jersey                          room revenue in excess of
                                    $1,362,893

                        Annual         Annual Percentage
   Hotel               Base Rent          Rent Formula            Date of Lease
   -----               ---------    -------------------------     -------------

Hampton Inn            $550,290     30% of room revenue up to     Sept. 20, 1994
Milford, Connecticut                $1,505,042, plus 68% of
                                    room revenue in excess of
                                    $1,505,042

Hampton Inn            $352,792     30% of room revenue up to     Sept. 20, 1994
Meriden, Connecticut                $1,008,063, plus 65% of
                                    room revenue in excess of
                                    $1,008,063

Hampton Inn            $516,100     31% of room revenue up to     Nov. 28, 1994
Beckley,                            $850,738, plus 68% of room
West Virginia                       revenue in excess of
                                    $850,738

Hampton Inn            $192,394     31% of room revenue up to     Nov. 28, 1994
Shelby,                             $571,983, plus 62% of room
North Carolina                      revenue in excess of
                                    $571,983

Holiday Inn Express    $220,517     35% of room revenue up to     Nov. 28, 1994
Wilkesboro,                         $719,296,  plus 70% of
North Carolina                      room revenue in excess of
                                    $719,296

Hampton Inn            $452,431     33% of room revenue up to     Nov. 28, 1994
Gastonia,                           $815,068, plus 66% of room
North Carolina                      revenue in excess of
                                    $815,068

Hampton Inn            $425,752     33% of room revenue up to     Nov. 28, 1994
Morgantown,                         $920,981, plus 65% of room
West Virginia                       revenue in excess of
                                    $920,981

Holiday Inn            $304,269     33% of room revenue up  to    Nov. 28, 1994
Oak Hill,                           $767,504, plus  65% of room
West Virginia                       revenue in excess of
                                    $767,504, plus 15% of
                                    beverage revenue, plus 5%
                                    of food revenue

Holiday Inn            $549,812     33% of room revenue up to     Nov. 28, 1994
Bluefield,                          $1,579,383, plus 55% of
West Virginia                       room revenue in excess of
                                    $1,579,383, plus 15% of
                                    food revenue, plus 8% of
                                    beverage revenue


                        Annual         Annual Percentage
   Hotel               Base Rent          Rent Formula            Date of Lease
   -----               ---------    -------------------------     -------------

Hampton Inn            $580,457     31% of room revenue up to     Dec. 6, 1994
Naperville, Illinois                $1,263,043, plus 62% of
                                    room revenue in excess of
                                    $1,263,043

Hampton Inn            $536,938     31% of room revenue up to     Jan. 3, 1995
State College,                      $951,574,  plus 62% of
Pennsylvania                        room revenue in excess of
                                    $951,574

Comfort Inn            $326,861     33% of room revenue up to     June 15, 1995
Rutland, Vermont                    $1,306,794, plus 71% of
                                    room revenue in excess of
                                    $1,306,794

Hampton Inn            $141,166     31% of room revenue up to     July 6, 1995
Cleveland, Tennessee                $626,917, plus 62% of room
                                    revenue in excess of
                                    $626,917

Hampton Inn            $527,196     37% of room revenue up to     Sept. 20, 1995
Scranton,                           $1,900,073, plus 74% of
Pennsylvania                        room revenue in excess of
                                    $1,900,073

Hampton Inn            $432,190     33% of room revenue up to     Sept. 22, 1995
Fayetteville,                       $1,210,903, plus 65% of
North Carolina                      room revenue in excess of
                                    $1,210,903

Hampton Inn            $648,124     35% of room revenue up to     Sept. 22, 1995
Indianapolis, Indiana               $1,572,142, plus 71% of
                                    room revenue in excess of
                                    $1,572,142

Hampton Inn            $448,550     34% of room revenue up to     Sept. 22, 1995
Jacksonville, Florida               $1,517,391, plus 68% of
                                    room revenue in excess of
                                    $1,517,391

Holiday Inn            $689,410     38% of room revenue up to     Sept. 22, 1995
Mt. Pleasant,                       $2,215,962, plus 76% of
South Carolina                      room revenue in excess of
                                    $2,215,962, plus 5% of
                                    food revenue, plus 20% of
                                    beverage revenue

                        Annual         Annual Percentage
   Hotel               Base Rent          Rent Formula            Date of Lease
   -----               ---------    -------------------------     -------------

Comfort Inn            $690,283     37% of room revenue up to     Nov. 21, 1995
Jacksonville Beach,                 $3,030,715, plus 75% of
Florida                             room revenue in excess of
                                    $3,030,715, plus 10% of
                                    food revenue, plus 25% of
                                    beverage revenue

Residence Inn          $344,308     35% of room revenue up to     Dec. 15, 1995
Omaha, Nebraska                     $1,693,592, plus 71% of
                                    room revenue in excess of
                                    $1,693,592

Hampton Inn            $598,439     35% of room revenue up to     Dec. 27, 1995
Austin, Texas                       $1,417,501, plus 71% of
                                    room revenue in excess of
                                    $1,417,501

Hampton Inn            $421,700     35% of room revenue up to     Dec. 27, 1995
Garland, Texas                      $1,384,864, plus 70% of
                                    room revenue in excess of
                                    $1,384,864

Hampton Inn            $360,372     34% of room revenue up to     Feb. 21, 1996
Knoxville (Alcoa),                  $1,458,844, plus 69% of
Tennessee                           room revenue in excess of
                                    $1,458,844

Hampton Inn            $552,570     36% of room revenue up to     Mar. 14, 1996
Baltimore (Glen                     $1,764,278, plus 72% of
Burnie), Maryland                   room revenue in excess of
                                    $1,764,278

Hampton Inn            $640,147     37% of room revenue up to     May 31, 1996
Detroit (Northville),               $1,621,005, plus 73% of
Michigan                            room revenue in excess of
                                    $1,621,005

Homewood Suites        $902,983     37% of room revenue up to     May 31, 1996
Hartford (Windsor                   $2,553,351, plus 75% of
Locks), Connecticut                 room revenue in excess of
                                    $2,553,351

                        Annual         Annual Percentage
   Hotel               Base Rent          Rent Formula            Date of Lease
   -----               ---------    -------------------------     -------------

Homewood Suites        $357,000     (A) From 6/25/96 through      June 25, 1996
Madison, Wisconsin                  12/31/97: 23% of room
                                    revenue up to $1,271,861,
                                    plus 68% of room revenue
                                    in excess of $1,271,861;
                                    (B) from 1/1/98 to end of
                                    lease term: 33% of room
                                    revenue up to $1,554,592,
                                    plus 70% of room revenue
                                    in excess of $1,554,592

Holiday Inn            $433,604     28% of room revenue up to     June 28, 1996
Winston-Salem,                      $1,898,769, plus 77% of
North Carolina                      room revenue in excess of
                                    $1,898,799, plus 15% of
                                    food revenue, plus 30% of
                                    beverage revenue

Hampton Inn            $800,775     37% of room revenue up to     July 16, 1996
Scottsdale, Arizona                 $1,497,460, plus 73% of
                                    room revenue in excess of
                                    $1,497,460

Hampton Inn            $708,423     36% of room revenue up to     July 22, 1996
Chattanooga, Tennessee              $1,956,755, plus 72% of
                                    room revenue in excess of
                                    $1,956,755

Homewood Suites        $876,494     35% of room revenue up to     Sept. 27, 1996
San Antonio, Texas                  $2,115,545, plus 71% of
                                    room revenue in excess of
                                    $2,115,545

Residence Inn          $668,135     37% of room revenue up to     Oct. 1, 1996
Burlington, Vermont                 $1,742,872, plus 74% of
                                    room revenue in excess of
                                    $1,742,872

Homewood Suites        $1,059,211   35% of room revenue up to     Nov. 5, 1996
Phoenix (Camelback),                $2,455,484, plus 71% of
Arizona                             room revenue in excess of
                                    $2,455,484

Residence Inn          $792,524     37% of room revenue up to     Jan. 10, 1997
Colorado Springs,                   $1,460,638, plus 75% of
Colorado                            room revenue in excess of
                                    $1,460,638

                        Annual         Annual Percentage
   Hotel               Base Rent          Rent Formula            Date of Lease
   -----               ---------    -------------------------     -------------

Residence Inn          $851,240     37% of room revenue up to     Jan. 10, 1997
Tucson, Arizona                     $2,168,983, plus 74% of
                                    room revenue in excess of
                                    $2,168,983

Residence Inn          $948,315     37% of room revenue up to     Jan. 10, 1997
Oklahoma City,                      $2,155,473, plus 75% of
Oklahoma                            room revenue in excess of
                                    $2,155,473

Hampton Inn            $499,249     36% of room revenue up to     Feb. 14, 1997
Savannah, Georgia                   $1,322,876, plus 71% of
                                    room revenue in excess of
                                    $1,322,876

Hampton Inn            $649,997     35% of room revenue up to     Mar. 5, 1997
Norfolk, Virginia                   $1,284,067, plus 71% of
                                    room revenue in excess of
                                    $1,284,067

Hampton Inn            $352,050     35% of room revenue up to     Mar. 11, 1997
Southaven, Mississippi              $1,107,032, plus 70% of
                                    room revenue in excess of
                                    $1,107,032

Hampton Inn            $171,250     32% of room revenue up to     Mar. 11, 1997
Pickwick, Tennessee                 $725,000, plus 65% of room
                                    revenue in excess of
                                    $725,000

Hampton Inn            $664,003     34% of room revenue up to     Apr. 22 1997
Overland Park, Kansas               $1,422,126, plus 68% of
                                    room revenue in excess of
                                    $1,422,126

Hampton Inn            $995,094     36.2% of room revenue up      June 24, 1997
Addison, Texas                      to $1,519,514 plus 72.4%
                                    of room revenue in excess
                                    of $1,519,514

Hampton Inn            $713,666     35.9% of room revenue up      June 24, 1997
Atlanta (Northlake),                to $1,284,958 plus 71.9%
Georgia                             of room revenue in excess
                                    of $1,284,958


                        Annual         Annual Percentage
   Hotel               Base Rent          Rent Formula            Date of Lease
   -----               ---------    -------------------------     -------------

Hampton Inn            $583,825     34.9% of room revenue up      June 24, 1997
Birmingham (Vestavia),              to $1,472,569 plus 69.8%
Alabama                             of room revenue in excess
                                    of $1,472,569

Hampton Inn            $738,605     36.2% of room revenue up      June 24, 1997
Chapel Hill,                        to $1,295,681 plus 72.3%
North Carolina                      of room revenue in excess
                                    of $1,295,681

Hampton Inn            $553,430     34.9% of room revenue up      June 24, 1997
Charleston,                         to $1,410,095 plus 69.9%
South Carolina                      of room revenue in excess
                                    of $1,410,095

Hampton Inn            $459,384     35.6% of room revenue up      June 24, 1997
Colorado Springs,                   to $1,456,262 plus 71.2%
Colorado                            of room revenue in excess
                                    of $1,456,262

Hampton Inn            $624,478     35.3% of room revenue up      June 24, 1997
West Columbia,                      to $1,214,060 plus 70.5%
South Carolina                      of room revenue in excess
                                    of $1,214,060

Hampton Inn            $419,899     35.3% of room revenue up      June 24, 1997
Denver (Aurora),                    to $1,510,480 plus 70.5%
Colorado                            of room revenue in excess
                                    of $1,510,480

Hampton Inn            $534,215     35.2% of room revenue up      June 24, 1997
Detroit (Madison                    to $1,472,346 plus 70.3%
Heights), Michigan                  of room revenue in excess
                                    of $1,472,346

Hampton Inn            $481,469     35.8% of room revenue up      June 24, 1997
Dublin, Ohio                        to $1,396,538 plus 71.7%
                                    of room revenue in excess
                                    of $1,396,538

Hampton Inn            $461,072     35.5% of room revenue up      June 24, 1997
Kansas City, Missouri               to $1,454,666 plus 71.1%
                                    of room revenue in excess
                                    of $1,454,666


                        Annual         Annual Percentage
   Hotel               Base Rent          Rent Formula            Date of Lease
   -----               ---------    -------------------------     -------------

Hampton Inn            $577,701     35.6% of room revenue up      June 24, 1997
Little Rock, Arkansas               to $1,300,897 plus 71.3%
                                    of room revenue in excess
                                    of $1,300,897

Hampton Inn            $810,283     36.0% of room revenue up      June 24, 1997
Memphis (Poplar),                   to $1,506,533 plus 72.0%
Tennessee                           of room revenue in excess
                                    of $1,506,533

Hampton Inn            $437,835     34.8% of room revenue up      June 24, 1997
Memphis (Sycamore                   to $1,531,003 plus 69.5%
View), Tennessee                    of room revenue in excess
                                    of $1,531,003

Hampton Inn            $670,148     35.0% of room revenue up      June 24, 1997
Nashville (Brentwood),              to $1,522,082 plus 70.0%
Tennessee                           of room revenue in excess
                                    of $1,522,082

Hampton Inn            $798,808     35.4% of room revenue up      June 24, 1997
Nashville (Briley                   to $1,629,072 plus 70.9%
Parkway), Tennessee                 of room revenue in excess
                                    of $1,629,072

Hampton Inn            $757,616     35.5% of room revenue up      June 24, 1997
Richardson, Texas                   to $1,329,274 plus 71.1%
                                    of room revenue in excess
                                    of $1,329,274

Hampton Inn            $445,121     34.5% of room revenue up      June 24, 1997
St. Louis (Westport),               to $1,459,739 plus 69.1%
Missouri                            of room revenue in excess
                                    of $1,459,739

Hampton Inn            $555,495     35.9% of room revenue up      June 25, 1997
Destin, Florida                     to $938,246 plus 71.8% of
                                    room revenue in excess of
                                    $938,246

Homewood Suites        $640,900     36.5% of room revenue up      June 25, 1997
Germantown, Tennessee               to $1,382,038 plus 73.0%
                                    of room revenue in excess
                                    of $1,382,038

                        Annual         Annual Percentage
   Hotel               Base Rent          Rent Formula            Date of Lease
   -----               ---------    -------------------------     -------------

Homewood Suites        $393,650     37.2% of room revenue up      July 10, 1997
Augusta, Georgia                    to $1,017,187 plus 74.5%
                                    of room revenue in excess
                                    of $1,017,187

Hampton Inn            $816,543     36.8% of room revenue up      Aug. 1, 1997
Mountain Brook                      to $1,291,451 plus 73.6%
(Birmingham), Alabama               of room revenue in excess
                                    of $1,291,451

Residence Inn          $1,647,668   35.5% of room revenue up      Sept. 18, 1997
Princeton, New Jersey               to $3,142,682 plus 71.1%
                                    of room revenue in excess
                                    of $3,142,682

AmeriSuites            $604,797     35.7% of room revenue up      Dec. 3, 1997
Flagstaff, Arizona                  to $1,429,598, plus 71.3%
                                    of room revenue in excess
                                    of $1,429,598

AmeriSuites            $1,131,097   38% of room revenue up to     Dec. 3, 1997
Richmond, Virginia                  $1,678,389, plus 76.1% of
                                    room revenue in excess of
                                    $1,678,389

AmeriSuites            $668,102     38% of room revenue up to     Dec. 10, 1997
Jacksonville, Florida               $1,440,612, plus 76% of
                                    room revenue in excess of
                                    $1,440,612

AmeriSuites            $1,121,317   38% of room revenue up to     Dec. 10, 1997
Miami, Florida                      $1,541,385, plus 76% of
                                    room revenue in excess of
                                    $1,541,385

AmeriSuites            $1,094,602   38% of room revenue up to     Dec. 10, 1997
Tampa, Florida                      $1,554,487, plus 76.1% of
                                    room revenue in excess of
                                    $1,572,500

AmeriSuites            $772,646     37.6% of room revenue up      Dec. 10, 1997
Indianapolis                        to $1,569,772, plus 75.1%
(Keystone), Indiana                 of room revenue in excess
                                    of $1,569,772

                        Annual         Annual Percentage
   Hotel               Base Rent          Rent Formula            Date of Lease
   -----               ---------    -------------------------     -------------

AmeriSuites            $984,020     37.2% of room revenue up      Dec. 10, 1997
Kansas City (Overland               to $1,715,252, plus 74.4%
Park), Kansas                       of room revenue in excess
                                    of $1,715,252

AmeriSuites            $783,325     36.5% of room revenue up      Dec. 10, 1997
Cincinnati (Blue Ash),              to $1,511,842, plus 72.9%
Ohio                                of room revenue in excess
                                    of $1,511,842

AmeriSuites            $696,473     35.9% of room revenue up      Dec. 10, 1997
Cincinnati (Forest                  to $1,576,564, plus 71.8%
Park), Ohio                         of room revenue in excess
                                    of $1,576,564

AmeriSuites            $887,176     37.2% of room revenue up      Dec. 10, 1997
Columbus, Ohio                      to $1,762,402, plus 74.4%
                                    of room revenue in excess
                                    of $1,762,402

Hampton Inn            $1,350,650   37% of room revenue up to     Apr. 14, 1998
San Antonio, Texas                  $1,848,000, plus 74% of
                                    room revenue in excess of
                                    $1,848,000

Homewood Suites        $757,640     35.5% of room revenue up      Apr. 15, 1998
Sharonville, Ohio                   to $1,572,500, plus 70% of
                                    room revenue in excess of
                                    $1,572,500

Hampton Inn & Suites   (i) 1998-    (i) 1998 and 1999:  33.5%     May 1, 1998
Bartlett (Memphis),    $875,000;    of room revenue up to
Tennessee              (ii) 1999-   $1,635,000, plus 72.5% of
                       $940,000;    room revenue in excess of
                       (iii) 2000   $1,635,000;(ii) 2000 and
                       and          thereafter: 35% of room
                       thereafter-  revenue up to $1,562,000,
                       $799,303     plus 72.5% of room revenue
                                    in excess of $1,562,000

AmeriSuites            $743,850     43.5% of room revenue up      June 26, 1998
Birmingham                          to $1,839,300, plus 69.0%
(Riverchase), Alabama               of room revenue in excess
                                    of $1,839,300

                        Annual         Annual Percentage
   Hotel               Base Rent          Rent Formula            Date of Lease
   -----               ---------    -------------------------     -------------

AmeriSuites            $1,094,540   59.7% of room revenue up      June 26, 1998
Miami (Kendall),                    to $1,941,900, plus 74.0%
Florida                             of room revenue in excess
                                    of $1,941,900

AmeriSuites            $1,088,520   50.2% of room revenue up      June 26, 1998
Baton Rouge,                        to $2,234,800, plus 70.0%
Louisiana                           of room revenue in excess
                                    of $2,234,800

AmeriSuites            $961,300     49.1% of room revenue up      June 26, 1998
Baltimore (BWI),                    to $2,574,800, plus 69.0%
Maryland                            of room revenue in excess
                                    of $2,574,800

AmeriSuites            $1,273,760   47.3% of room revenue up      June 26, 1998
Minneapolis (Mall of                to $2,479,000, plus 69.0%
America), Minnesota                 of room revenue in excess
                                    of $2,479,000

AmeriSuites            (i) Until    (i) Until 12/31/1999:         June 26, 1998
Las Vegas, Nevada      12/31/1999:  49.7% of room revenue up
                       $2,229,500;  to $4,148,000, plus 69.0%
                       (ii) after   of room revenue in excess
                       1/1/2000:    of $4,148,000; (ii)  after
                       $1,783,650   1/1/2000: 50.6% of room
                                    revenue up to $4,313,900,
                                    plus 70.0% of room revenue
                                    in excess of $4,313,900

AmeriSuites            $934,820     47.6% of room revenue up      June 26, 1998
Albuquerque,                        to $2,117,500, plus 70.0%
New Mexico                          of room revenue in excess
                                    of $2,117,500

AmeriSuites            $1,068,820   50.0% of room revenue up      June 26, 1998
Nashville (Cool                     to $2,293,260, plus 70.0%
Springs), Tennessee                 of room revenue in excess
                                    of $2,293,260

AmeriSuites            $942,585     44.3% of room revenue up      June 26, 1998
Memphis (Wolfchase),                to $2,187,320, plus 69.0%
Tennessee                           of room revenue in excess
                                    of $2,187,320

ITEM 7.  EXHIBITS.


10.1(a)*--  Consolidated Lease Amendment dated as of November 15, 1996 between
            Equity Inns Partnership, L.P. and Crossroads/Memphis Partnership,
            L.P.

10.1(b)**-- Form of Percentage Lease Agreement between Equity Inns Partnership,
            L.P. and Crossroads/Future Company, L.L.C.

-------------------
* Incorporated by reference to Exhibit 10.1 to the Company's Current Report on Form 8-K (Registration No. 0-23290) filed with the Securities and Exchange Commission on December 13, 1996.

** Incorporated by reference to Exhibit 10.1(b) to the Company's Current Report on Form 8-K (Registration No. 0-23290) filed with the Securities and Exchange Commission on July 16, 1997.

                                    SIGNATURE

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                      EQUITY INNS, INC.
                                      (Registrant)


July 15, 1998                          By:  /s/ Howard A. Silver
                                           ------------------------
                                           Howard A. Silver
                                           President, Chief Operating Officer,
                                           Treasurer and Chief Financial Officer




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